SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 12, 2003

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                            HEMAGEN DIAGNOSTICS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)





       Delaware                     1-11700                   04-2869857
       --------                     -------                   ----------
    (State or other               (Commission              (I.R.S. employer
    jurisdiction of               file number)            identification no.)
   incorporation or
     organization)



           9033 Red Branch Road,
             Columbia, Maryland                                 21045
   -------------------------------------                       --------
 (Address of principal executive offices)                     (Zip code)

   Registrant's telephone number, including area code: (410) 740-3198
                                                       --------------





         (Former name or former address, if changed since last report.)

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ITEM 5.   Other Events and Regulation FD Disclosure

      On December 12, 2003, the Registrant issued the press release filed as
      Exhibit 99.1.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

      Exhibit No.   Description
      -----------   -----------

         99.1       Press Release of Hemagen Diagnostics, Inc., dated
                    December 12, 2003.

                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2003

                                    HEMAGEN DIAGNOSTICS, INC.



                                    By: /s/ Deborah F. Ricci
                                       --------------------------
                                       Deborah F. Ricci
                                       Chief Financial Officer

                                  Exhibit Index
                                  -------------



      Exhibit No.   Description
      -----------   -----------

         99.1       Press Release of Hemagen Diagnostics, Inc., dated
                    December 12, 2003.